Going Concern and Management's Plans (Details Narrative) $ in Thousands	3 Months Ended	12 Months Ended
	Mar. 31, 2019 USD ($) Integer	Dec. 31, 2018 USD ($)	Dec. 31, 2017 USD ($)
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Accumulated deficit | $	$ 406,425	$ 404,719	$ 378,900
Management plan for overseeing operation description	Management's plans include overseeing the operation of approximately 5,700 cryptocurrency mining machines in Colorado and Ohio and continuing to execute on an expansion model to secure low cost power and grow its cryptocurrency assets.	Management’s plans include overseeing the operation of approximately 5,750 cryptocurrency mining machines in Colorado and Ohio and continue to execute on an expansion model to secure low cost power and grow its cryptocurrency assets.
Number of machines in operation | Integer	500